MERRILL LYNCH
EMERGING TIGERS
FUND, INC.













FUND LOGO













Annual Report

November 30, 1996

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term invest-ment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
















Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MERRILL LYNCH EMERGING TIGERS FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
November 30, 1996


Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of November 30, 1996

INDIA            5.0%
SRI LANKA        0.2%
INDONESIA        9.8%
MALAYSIA        38.0%
THAILAND         7.1%
SINGAPORE       18.7%
CHINA            6.9%
PHILIPPINES     14.3%
INDOCHINA        0.8%

[FN]
*Total may not equal 100%.




DEAR SHAREHOLDER


For the 12-month period ended November 30, 1996, Merrill Lynch Emerging Tigers Fund, Inc.'s Class A Shares had a total return of +16.43%, compared to a +16.12% return for the unmanaged Southeast Asia Emerging Markets Index. Since their inception on June 10, 1996 through November 30, 1996, the Fund's Class B, Class C and Class D Shares had total returns of 0.00%, -0.06% and +0.32%, respectively. (Fund results shown do not include sales charges and would be lower if sales charges were included. Complete performance information, including aggregate and average annual total returns, can be found on pages 4--6 of this report to shareholders.)

Fiscal Year in Review
The "emerging tiger" stock markets experienced a strong uptrend during the 12-month period ended November 30, 1996, punctuated by occasional setbacks. (As defined in the Fund's prospectus, the emerging tiger countries consist of all countries in the Pacific Basin and Asia other than Japan, Taiwan, Australia, New Zealand, Hong Kong and Korea.) The emerging tiger stock markets had bottomed out in November 1995 and rose in January 1996 as positive investor sentiment regarding the US economy, stock market and interest rates also improved the outlook for the emerging Asian economies. However, concerns of an overheating US economy and higher interest rates led to a sell-off in the emerging tiger stock markets in February.

The emerging tiger stock markets were rather lackluster until the final quarter of the fiscal year. The one exception was Malaysia, where strong liquidity inflows buoyed share prices. In the final months of the fiscal year, there was mounting evidence of a steady, non-inflationary rate of economic growth in the United States. As a result, investors turned their focus to the positive fundamental underpinnings of the emerging tiger stock markets. For example, price/earnings multiples, on average, of the emerging tiger stock markets are no longer at a premium to the US stock market. Therefore, the emerging Asian stock markets appear historically undervalued.

Throughout most of the fiscal year we maintained an underweighted position in Malaysia. Despite this allocation, the Fund's Class A Shares still outperformed the Southeast Asia Emerging Markets Index. As we anticipated, an overheating Malaysian economy led to higher interest rates during 1996. However, the Malaysian stock market continued to rise, contrary to our expectations, because the government's loose fiscal policy fostered continued growth in bank credit, and the liquidity created flowed into the stock market.

At present, it appears as if the Malaysian government has successfully engineered an economic slowdown without shrinking business activity too drastically. However, we do not anticipate that interest rates will be cut in early 1997, since it appears that tight monetary conditions will be maintained. As a result, liquidity may evaporate and manufacturing growth decline. Therefore, we are maintaining a slightly underweighted position in Malaysia, although we increased holdings during the last two months of the Fund's fiscal year. New positions in Malaysia include the electric utility Tenaga Nasional BHD, which could have higher earnings next year because of possible rate increases. The Fund's other new Malaysian positions are the profitable newspaper publisher, Star Publications (Malaysia) BHD, and Amway (Malaysia) Holdings BHD, the consumer products company.

The negative effect of the Fund's underweighting in Malaysia was offset by overweighted positions in the Philippines and The People's Republic of China. Both stock markets were among the top-performing emerging tiger stock markets during the fiscal year. The Philippines stock market rose approximately 20% from the beginning of 1996 through November month-end. Our newest Philippine position is Uniwide Holdings, Inc., a warehouse-concept retailer.

We have been heavily overweighted in China for some time, which benefited Fund performance as Chinese share prices rose as the economic austerity program ended and investors looked forward to a possible monetary easing in the months ahead. A less-restrictive monetary policy could flow through the Chinese economy in 1997, bolstering industrial production and consumer spending. The Fund's investments in China are mostly through so-called "red chips", that is, Hong Kong-listed companies whose profits are largely earned in China. These companies also have a Chinese government entity as a majority shareholder. The Fund's new positions in China are the property developer China Resources Enterprise Ltd., and New World Infrastructure Ltd., a builder of roads, power plants and bridges.

Two of the worst-performing stock markets in Asia were Singapore and Thailand. We underweighted both these markets during the fiscal year, which benefited the Fund's total return. Singapore experienced a slowdown in economic growth because declining worldwide demand led to a sluggish electronics industry. In addition, there were widespread expectations of a decline in residential property prices.

The Fund has a small position in Thailand, and our Thai investments outperformed their stock market because of our focus on defensive stocks and convertible securities. The Thai economy is going through a contraction as corporate earnings growth is down to the low single-digit level. Domestic and external demand are depressed, and the current account deficit remains stubbornly high. The key factor for the Thai economy is export growth, which must improve in order to stimulate business activity. Higher world prices for foodstuffs, another significant Thai export, are also needed for a pick-up in the Thai economy. At present, we believe that the recovery in the Thai economy will occur more slowly than is generally expected.

The Fund continues to have a slightly overweighted exposure in Indonesia, which also benefited performance. It appears that Indonesia will experience a pick-up in the business cycle in 1997. The rate of inflation is more subdued, and interest rates may fall. We have selected our Indonesian investments in financial, infrastructure-related and consumer companies based on positive stock-specific fundamental factors.

We maintained an underweighted position in India throughout the fiscal year, which aided Fund performance. Political problems, constrained liquidity, and worse-than-expected corporate earnings results all negatively impacted the Indian stock market in 1996. We expect to remain underweighted in India until there are signs of an improvement in corporate earnings growth.

In Conclusion
At fiscal year-end, the Fund had only 5.1% of net assets in cash reserves, reflecting the positive environment for the emerging tiger stock markets. If the US interest rate environment remains stable, we expect the emerging tiger stock markets' performances to reflect the sound fundamentals of many of their economies. We continue to see long-term investment opportunities in Asia because its emerging markets represent the fastest-growing economies in the world.

During the current fiscal year, shareholders of the closed-end
Emerging Tigers Fund, Inc. approved conversion to open-end status. This change took effect on June 10, 1996.

We thank you for your investment in Merrill Lynch Emerging Tigers
Fund, Inc., and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager




January 9, 1997





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*

                                                                                     12 Month   3 Month
                                                 11/30/96   8/31/96   11/30/95++    % Change++  % Change
Class A Shares++++                                 $15.59    $14.93     $13.40       +16.34%      +4.42%
Class B Shares                                      15.53     14.90      15.53         0.00       +4.23
Class C Shares                                      15.52     14.89      15.53       - 0.06       +4.23
Class D Shares                                      15.58     14.92      15.53       + 0.32       +4.42
Class A Shares++++--Total Return                                                     +16.43(1)    +4.42
Class B Shares--Total Return                                                           0.00       +4.23
Class C Shares--Total Return                                                         - 0.06       +4.23
Class D Shares--Total Return                                                         + 0.32       +4.42

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  ++Investment results and net asset values shown for Class B, Class C and Class D Shares are since their inception on 6/10/96. ++++Performance results for per share net asset value of Class A
    Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 (1)Percent change includes reinvestment of $0.011 per share ordinary income dividends.

Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Southeast Asia Emerging Markets Index. Beginning and ending values are:

                                             3/04/94**      11/96

ML Emerging Tigers Fund++--
Class A Shares*                             $ 9,475         $10,564

Southeast Asia Emerging Markets
Index++++                                   $10,000        $10,482

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++The Fund invests primarily in equity securities of companies in designated emerging market countries located in Asia and the Pacific Basin.
++++This unmanaged Index, which is a blend of the Financial
    Times/Standard & Poor's--Actuaries World Index and the IFC
    Investible Index, is comprised of holdings in China, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka and Thailand.


Average Annual
Total Return++
                                                                     % Return Without      % Return With
                                                                       Sales Charge         Sales Charge**
Class A Shares*
Year Ended 9/30/96                                                        +5.79%                +0.23%
Inception (3/04/94) through 9/30/96                                       +2.76                 +0.63

++Performance results for per share net asset value of Class A
  Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Aggregate
Total Return

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (6/10/96) through 9/30/96        -3.54%         -7.40%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (6/10/96) through 9/30/96        -3.61%         -4.57%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (6/10/96) through 9/30/96        -3.35%         -8.42%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares++
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed        Dividends Paid*       % Change**
3/4/94--12/31/94          $14.18      $14.02                --                  --               + 0.12%
1995                       14.02       14.09                --                $0.148             + 0.58
1/1/96--11/30/96           14.09       15.59                --                 0.011             +10.65
                                                                              ------
                                                                        Total $0.159

                                                         Cumulative total return as of 11/30/96: +11.41%**

++Performance results for per share net asset value of Class A
  Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                               Shares Held/                                                                 Value    Percent of
COUNTRY      Industries         Face Amount        Long-Term Investments                    Cost          (Note 1a)  Net Assets
China        Conglomerates        4,702,000   Guangdong Investments, Ltd. (a)          $  3,258,754     $  3,922,641    2.0%
                                    800,000 ++Shanghai Industrial Holdings Ltd.           2,028,044        2,602,341    1.3
                                                                                       ------------     ------------  ------
                                                                                          5,286,798        6,524,982    3.3

             Food                 8,000,000   Tingyi (Cayman Islands) Holding Co.         2,087,068        2,038,414    1.0

             Infrastructure         903,000   New World Infrastructure Ltd.               2,333,319        2,686,283    1.4

             Real Estate          1,723,000   China Resources Enterprise Ltd.             2,080,520        2,473,686    1.2
             Investment

                                              Total Long-Term Investments in
                                              China                                      11,787,705       13,723,365    6.9

India        Auto & Truck           151,566   Tata Engineering Locomotive Co.
                                              (GDR)**                                     2,164,511        1,515,660    0.8

             Cement                 126,000   Gujarat Ambuja Cement (GDR)**               1,000,612          945,000    0.5

             Consumer Products      456,000   IFB Industries Ltd.                           540,796          502,025    0.3

             Engineering             26,000   Larsen & Toubro Ltd. (GDR)**                  494,000          377,000    0.2
                                    190,500   Larsen & Toubro Ltd. (GDR)** ++++           2,924,175        2,762,250    1.4
                                                                                       ------------     ------------  ------
                                                                                          3,418,175        3,139,250    1.6

             Financial Services      45,181   Housing Development Finance
                                              Corporation Ltd.                            2,812,530        2,689,255    1.3
                                    113,200   Industrial Credit & Investment
                                              Corporation of India Ltd. (GDR)**           1,315,950          976,350    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,128,480        3,665,605    1.8

                                              Total Long-Term Investments in India       11,252,574        9,767,540    5.0

Indochina    Mutual Funds            75,000 ++Southeast Asia Frontier Fund                  397,500          367,500    0.2
                                    141,300 ++Vietnam Frontier Fund                       1,455,390        1,342,350    0.6

                                              Total Long-Term Investments in
                                              Indochina                                   1,852,890        1,709,850    0.8

Indonesia    Banking              2,779,520   P.T. Bank International Indonesia           1,588,559        2,579,119    1.3

             Building &           4,550,000   P.T. Citra Marga Nusaphala                  3,040,036        3,833,724    1.9
             Construction

             Food                 2,900,000   P.T. Davomas Abadi 'Foreign'                2,530,022        2,536,263    1.3

             Insurance            3,374,000   P.T. Lippo Life Insurance                   3,795,842        2,806,869    1.4

             Miscellaneous--        107,000   P.T. Modern Photo Film                        607,017          268,185    0.1
             Consumer

             Telecommunications      56,600   P.T. Telekomunikasi Indonesia
                                              (Persero) (ADR)*                            1,178,424        1,860,725    0.9

             Tobacco              1,107,500   P.T. Hanjaya Mandala Sampoerna              1,958,010        5,646,171    2.9

                                              Total Long-Term Investments in
                                              Indonesia                                  14,697,910       19,531,056    9.8

Malaysia     Automobiles            410,000   Edaran Otomobil Nasional BHD                3,983,110        4,040,768    2.0

             Banking                801,600   Arab-Malaysian Merchant Bank BHD            3,624,193        6,377,265    3.2
                                  3,498,666   Public Bank BHD 'Foreign'                   5,612,875        7,477,853    3.7
                                                                                       ------------     ------------  ------
                                                                                          9,237,068       13,855,118    6.9

             Building &           1,907,000   I.J.M. Corp. BHD                            3,299,946        4,340,095    2.2
             Construction

             Conglomerates        3,297,000   Renong BHD                                  4,727,193        6,081,148    3.0
                              US$   465,000   Renong BHD, 2.50% due 1/15/2005               508,013          551,025    0.3
                                                                                       ------------     ------------  ------
                                                                                          5,235,206        6,632,173    3.3

             Consumer               340,500 ++Amway (Malaysia) Holdings BHD               2,073,026        2,021,571    1.0
             Products

             Engineering &    US$ 4,225,000   United Engineering, Ltd., 2% due            4,903,317        6,527,625    3.3
             Construction                     3/01/2004

             Industrial             508,475   O.Y.L. Industries BHD                       2,833,447        5,282,988    2.7

             Leisure              1,977,000   Berjaya Sports TOTO BHD                     3,474,963        9,390,065    4.7
                                    776,000   Resorts World BHD                           4,528,444        3,900,732    2.0
                                                                                       ------------     ------------  ------
                                                                                          8,003,407       13,290,797    6.7

             Metal                  461,000 ++Timah Langat BHD                            2,499,858        2,536,276    1.3

             Publishing             716,000   Star Publications (Malaysia) BHD            2,644,465        2,734,771    1.4



SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                               Shares Held/                                                                 Value    Percent of
COUNTRY      Industries         Face Amount        Long-Term Investments                    Cost          (Note 1a)  Net Assets
Malaysia     Real Estate            980,000   IOI Properties BHD                       $  3,555,471     $  3,219,474    1.6%
(concluded)                       1,217,500   Land & General BHD (Ordinary)               1,521,421        2,963,636    1.5
                                    692,000   Malaysian Resources Corp. BHD               2,988,836        3,040,253    1.5
                                                                                       ------------     ------------  ------
                                                                                          8,065,728        9,223,363    4.6

             Telecommuni-     US$ 2,090,000   Telekom Malaysia BHD, 4% due
             cations                          10/03/2004                                  2,116,225        2,215,400    1.1

             Utilities--            646,000   Tenaga Nasional BHD                         2,968,605        2,940,431    1.5
             Electric

                                              Total Long-Term Investments in
                                              Malaysia                                   57,863,408       75,641,376   38.0

Philippines  Banking                 19,716   Metropolitan Bank & Trust Company             124,047          457,570    0.2
                              US$ 3,790,000   Metropolitan Bank & Trust Company,
                                              2.75% due 9/10/2000                         4,813,078        4,858,780    2.5
                                                                                       ------------     ------------  ------
                                                                                          4,937,125        5,316,350    2.7

             Beverages              740,740   San Miguel Corp. 'B'                        2,547,424        2,959,127    1.5

             Conglomerates          219,900 ++Benpres Holdings Corp. (GDR)**++++          2,159,018        1,616,265    0.8

             Engineering &        5,475,600 ++DMCI Holdings Inc.                          3,519,079        3,749,840    1.9
             Construction

             Food & Beverage      4,040,800   Universal Robina Corp.                      3,047,558        1,998,570    1.0

             International        4,134,900 ++International Container Terminal
             Trade                            Services, Inc.                              3,955,596        3,185,654    1.6

             Real Estate      US$ 1,315,000   AC International Finance, 1.74%
                                              due 12/08/2000 (c)                          1,226,100        1,153,913    0.6
                                  1,182,500   Ayala Land, Inc. 'B'                        1,256,677        1,282,196    0.6
                                                                                       ------------     ------------  ------
                                                                                          2,482,777        2,436,109    1.2

             Retail               7,486,346   SM Prime Holdings, Inc.                     1,229,713        1,794,399    0.9
                                  9,670,000 ++Uniwide Holdings, Inc.                      1,792,055        1,839,522    0.9
                                                                                       ------------     ------------  ------
                                                                                          3,021,768        3,633,921    1.8

             Utilities--            432,159   Manila Electric Co. (MERALCO) 'B'           2,913,550        3,206,171    1.6
             Electric

                                              Total Long-Term Investments
                                              in the Philippines                         28,583,895       28,102,007   14.1

Singapore    Airlines               516,000   Singapore Airlines Ltd. 'Foreign'           4,907,692        4,854,740    2.4

             Banking                457,000   Development Bank of Singapore Ltd.          4,665,122        5,895,723    3.0
                                    683,400   United Overseas Bank Ltd.                   4,965,842        7,257,776    3.6
                                                                                       ------------     ------------  ------
                                                                                          9,630,964       13,153,499    6.6

             Beverages              196,000   Fraser & Neave Ltd.                         1,858,848        2,039,629    1.0

             Industrial             635,000   Clipsal Industries Ltd.                     1,767,649        2,032,000    1.0

             Publishing &           339,800   Singapore Press Holdings Ltd.               4,867,466        6,418,175    3.2
             Broadcasting

             Real Estate            350,000   City Developments Ltd.                      2,826,650        3,093,371    1.6
                                  1,593,000   DBS Land Ltd.                               4,715,480        5,677,121    2.9
                                                                                       ------------     ------------  ------
                                                                                          7,542,130        8,770,492    4.5

                                              Total Long-Term Investments in
                                              Singapore                                  30,574,749       37,268,535   18.7

Sri Lanka    Finance                 90,833   Development Finance Corp.                     718,327          458,980    0.2

                                              Total Long-Term Investments in
                                              Sri Lanka                                     718,327          458,980    0.2

Thailand     Banking          US$ 1,992,000   Bangkok Bank Public Company Ltd.,
                                              3.25% due 3/03/2004                         2,321,875        2,051,760    1.0
                                    171,920   Bangkok Bank Public Company Ltd.
                                              'Foreign'                                   1,558,359        1,965,723    1.0
                                    303,100   Thai Farmers Bank, Ltd. 'Foreign'           2,089,374        2,587,353    1.3
                                     53,512   Thai Farmers Bank, Ltd. 'Foreign'
                                              (Warrants)(b)                                  53,003           52,385    0.0
                                                                                       ------------     ------------  ------
                                                                                          6,022,611        6,657,221    3.3

             Building &             134,000   Land & House Public Co. 'Foreign'           2,930,452        1,059,911    0.5
             Construction

             Communications          65,300   Advanced Info Services PLC                    534,460          761,978    0.4

             Financial Services     323,600   Finance One Co., Ltd. 'Foreign'               193,850          925,006    0.5

             Mutual Funds         2,800,000   Ruam Pattana Fund II 'Foreign'              1,953,894        1,288,276    0.7

             Oil--Related           229,500   PTT Exploration and Production
                                              Public Co. 'Foreign'                        1,835,627        3,378,965    1.7

                                              Total Long-Term Investments in
                                              Thailand                                   13,470,894       14,071,357    7.1

                                              Total Long-Term Investments               170,802,352      200,274,066  100.6


                                      Face
                                     Amount        Short-Term Securities


             Commercial       US$   136,000   General Electric Capital Corp., 5.70%         135,957          135,957    0.1
             Paper***                         due 12/02/1996

             US Government &     10,000,000   Federal Home Loan Mortgage Corp.,
             Agency                           5.22% due 12/11/1996                        9,984,050        9,984,050    5.0
             Obligations***

                                              Total Investments in Short-Term
                                              Securities                                 10,120,007       10,120,007    5.1

             Total Investments                                                         $180,922,359      210,394,073  105.7
                                                                                       ============
             Liabilities in Excess of Other Assets                                                       (11,290,257)  (5.7)
                                                                                                        ------------  ------
             Net Assets                                                                                 $199,103,816  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time purchase by the Fund.
          (a)Security is regarded as an investment in China. A company is considered to be in an emerging market Asia-Pacific country when at least 50% of the company's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents assets or activities located in such countries.
          (b)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (c)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
           ++Non-income producing security.
         ++++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $4,379,000, representing 2.2% of net assets.

                                              Acquisition                                  Value
             Issue                               Date                 Cost               (Note 1a)
             Benpres Holdings Corp. (GDR)     10/27/1994          $ 2,159,018           $ 1,616,265
             Larsen & Toubro Ltd. (GDR)        3/01/1996            2,924,175             2,762,250

             Total                                                $ 5,083,193           $ 4,378,515
                                                                  ===========           ===========

             See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES

                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$180,922,359) (Note 1a)                         $210,394,073
                    Receivables:
                      Securities sold                                                      $  1,419,042
                      Dividends                                                                 136,806
                      Interest                                                                  119,591
                      Capital shares sold                                                        14,716        1,690,155
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      23,251
                    Prepaid registration fees and other assets (Note 1f)                                          21,155
                                                                                                            ------------
                    Total assets                                                                             212,128,634
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   11,438,968
                      Capital shares redeemed                                                 1,034,895
                      Investment adviser (Note 2)                                               156,930
                      Distributor (Note 2)                                                        3,862       12,634,655
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       390,163
                                                                                                            ------------
                    Total liabilities                                                                         13,024,818
                                                                                                            ------------

Net Assets:         Net assets                                                                              $199,103,816
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                    $  1,241,081
Consist of:         Class B Common Stock, $0.10 par value, 150,000,000 shares authorized                          23,952
                    Class C Common Stock, $0.10 par value, 50,000,000 shares authorized                            5,717
                    Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                           6,114
                    Paid-in capital in excess of par                                                         168,935,630
                    Undistributed investment income--net                                                         528,007
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                       (1,115,006)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         29,478,321
                                                                                                            ------------
                    Net assets                                                                              $199,103,816
                                                                                                            ============

Net Asset           Class A--Based on net assets of $193,544,714 and 12,410,814
Value:                       shares outstanding                                                             $      15.59
                                                                                                            ============
                    Class B--Based on net assets of $3,719,464 and 239,521
                             shares outstanding                                                             $      15.53
                                                                                                            ============
                    Class C--Based on net assets of $887,137 and 57,169
                             shares outstanding                                                             $      15.52
                                                                                                            ============
                    Class D--Based on net assets of $952,501 and 61,140
                             shares outstanding                                                             $      15.58
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Year Ended November 30, 1996
Investment Income   Dividends (net of $298,838 foreign withholding tax)                                     $  2,521,930
(Notes 1d & 1e):    Interest and discount earned (net of $257 foreign withholding tax)                         1,947,928
                                                                                                            ------------
                    Total income                                                                               4,469,858
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          2,800,027
                    Custodian fees                                                                               438,910
                    Transfer agent fees--Class A (Note 2)                                                        222,157
                    Registration fees (Note 1f)                                                                   92,524
                    Printing and shareholder reports                                                              75,550
                    Accounting services (Note 2)                                                                  65,766
                    Professional fees                                                                             58,525
                    Directors' fees and expenses                                                                  33,562
                    Account maintenance and distribution fees--Class B (Note 2)                                   12,392
                    Amortization of organization expenses (Note 1f)                                               10,731
                    Pricing fees                                                                                   7,530
                    Account maintenance and distribution fees--Class C (Note 2)                                    3,088
                    Transfer agent fees--Class B (Note 2)                                                          2,455
                    Transfer agent fees--Class C (Note 2)                                                            663
                    Account maintenance fees--Class D (Note 2)                                                       493
                    Transfer agent fees--Class D (Note 2)                                                            273
                    Other                                                                                         19,829
                                                                                                            ------------
                    Total expenses                                                                             3,844,475
                                                                                                            ------------
                    Investment income--net                                                                       625,383
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                    $  13,187,987
Gain (Loss) on        Foreign currency transactions--net                                       (213,007)      12,974,980
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       32,163,396
(Notes 1b, 1c,        Foreign currency transactions--net                                          1,175       32,164,571
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments
                    and foreign currency transactions                                                         45,139,551
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 45,764,934
                                                                                                            ============
                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended November 30,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $    625,383     $    741,919
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        12,974,980      (14,284,572)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   32,164,571       (6,776,045)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          45,764,934      (20,318,698)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (248,019)      (2,727,906)
Shareholders          Class B                                                                        --               --
(Note 1g):            Class C                                                                        --               --
                      Class D                                                                        --               --
                    Realized gain on investments--net:
                      Class A                                                                        --         (536,928)
                      Class B                                                                        --               --
                      Class C                                                                        --               --
                      Class D                                                                        --               --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (248,019)      (3,264,834)
                                                                                           ------------     ------------

Capital Share       Offering and underwriting costs resulting from the
Transactions        issuance of Common Stock                                                         --              (96)
(Notes 1f & 4):     Net decrease in net assets from capital share transactions             (141,243,207)              --
                                                                                           ------------     ------------
                    Net decrease in net assets derived from capital
                    share transactions                                                     (141,243,207)             (96)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (95,726,292)     (23,583,628)
                    Beginning of year                                                       294,830,108      318,413,736
                                                                                           ------------     ------------
                    End of year*                                                           $199,103,816     $294,830,108
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $    528,007     $    234,058
                                                                                           ============     ============


FINANCIAL HIGHLIGHTS
                                                                                              Class A
                                                                                                          For the Period
                    The following per share data and ratios have been derived                                 March 4,
                    from information provided in the financial statements.       For the Year Ended           1994++ to
                                                                                     November 30,           November 30,
                    Increase (Decrease) in Net Asset Value:                      1996           1995           1994
Per Share           Net asset value, beginning of period                     $      13.40   $      14.47    $      14.18
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .05            .03             .12
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net               2.15           (.96)            .19
                                                                             ------------   ------------    ------------

                    Total from investment operations                                 2.20           (.93)            .31
                                                                             ------------   ------------    ------------
                    Less dividends and distributions:
                      Investment income--net                                         (.01)          (.12)             --
                      Realized gain on investments--net                                --           (.02)             --
                                                                             ------------   ------------    ------------
                    Total dividends and distributions                                (.01)          (.14)             --
                                                                             ------------   ------------    ------------
                    Capital charge resulting from issuance of
                    Common Stock                                                       --             --++++        (.02)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      15.59   $      13.40    $      14.47
                                                                             ============   ============    ============

Total Investment    Based on net asset value per share                             16.43%         (6.23%)          2.05%+++
Return:**                                                                    ============   ============    ============

Ratios to Average   Expenses                                                        1.36%          1.32%           1.32%*
Net Assets:                                                                  ============   ============    ============
                    Investment income--net                                           .23%           .24%           1.12%*
                                                                             ============   ============    ============

Supplemental        Net assets, end of period (in thousands)                 $    193,545   $    294,830    $    318,414
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                             44.09%         18.84%           9.10%
                                                                             ============   ============    ============
                    Average commission rate paid++++++                       $      .0086             --              --
                                                                             ============   ============    ============


                    The following per share data and ratios have been derived
                    from information provided in the financial statements.          For the Period June 10, 1996++ to
                                                                                            November 30, 1996
                    Increase (Decrease) in Net Asset Value:                      Class B        Class C       Class D
Per Share           Net asset value, beginning of period                     $      15.53   $      15.53    $      15.53
Operating                                                                    ------------   ------------    ------------
Performance:        Investment loss--net                                             (.05)          (.05)           (.01)
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                                .05            .04             .06
                                                                             ------------   ------------    ------------
                    Total from investment operations                                   --           (.01)            .05
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      15.53   $      15.52    $      15.58
                                                                             ============   ============    ============

Total Investment    Based on net asset value per share                               .00%+++       (.06%)+++        .32%+++
Return:**                                                                    ============   ============    ============

Ratios to Average   Expenses                                                        2.67%*         2.68%*          1.88%*
Net Assets:                                                                  ============   ============    ============
                    Investment loss--net                                            (.99%)*        (.98%)*         (.34%)*
                                                                             ============   ============    ============

Supplemental        Net assets, end of period (in thousands)                 $      3,719   $        887    $        953
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                             44.09%         44.09%          44.09%
                                                                             ============   ============    ============
                    Average commission rate paid++++++                       $      .0086   $      .0086    $      .0086
                                                                             ============   ============    ============

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Amount is less than $0.01 per share.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Emerging Tigers Fund, Inc. (the "Fund"), formerly Emerging Tigers Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Effective June 10, 1996, as a result of the approval of its shareholders, the Fund converted to an open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have already passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period beginning with the commencement of operations. Direct expenses relating to the public offering of the Common Stock were charged to capital at the time of issuance. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $83,415 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                           Maintenance     Distribution
                               Fee             Fee

Class B                       0.25%           0.75%
Class C                       0.25%           0.75%
Class D                       0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.




NOTES TO FINANCIAL STATEMENTS (concluded)



For the year ended November 30, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                               MLFD      MLPF&S

Class A                       $2,643    $12,887
Class D                       $1,470    $ 6,871


For the year ended November 30, 1996, MLPF&S received contingent deferred sales charges of $2,389 and $84 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $35,356 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996 were $111,581,891 and $233,333,351, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:



                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments             $13,190,458    $29,471,714
Short-term investments                 (2,471)            --
Foreign currency transactions        (213,007)         6,607
                                  -----------    -----------
Total                             $12,974,980    $29,478,321
                                  ===========    ===========


As of November 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $29,471,714, of which $39,072,650 related to appreciated securities and $9,600,936 related to depreciated securities. At November 30, 1996, the aggregate cost of investments for Federal income tax purposes was $180,922,359.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $141,243,207 for the year ended November 30, 1996. During the year ended November 30, 1995, shares issued and outstanding remained constant at 22,007,055.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           376,008  $   5,726,244
Shares redeemed                    (9,972,249)  (152,370,175)
                                -------------  -------------
Net decrease                       (9,596,241) $(146,643,931)
                                =============  =============



Class B Shares for the Period
June 10, 1996++ to                                  Dollar
November 30, 1996                     Shares        Amount

Shares sold                           294,088    $ 4,450,564
Shares redeemed                       (52,601)      (796,992)
Automatic conversion of shares         (1,966)       (29,132)
                                  -----------    -----------
Net increase                          239,521    $ 3,624,440
                                  ===========    ===========

[FN]
++Commencement of Operations.



Class C Shares for the Period
June 10, 1996++ to                                  Dollar
November 30, 1996                     Shares        Amount

Shares sold                            61,472    $   937,156
Shares redeemed                        (4,303)       (64,508)
                                  -----------    -----------
Net increase                           57,169    $   872,648
                                  ===========    ===========

[FN]
++Commencement of Operations.



Class D Shares for the Period
June 10, 1996++ to                                  Dollar
November 30, 1996                     Shares        Amount

Shares sold                           119,709    $ 1,774,038
Automatic conversion of shares          1,964         29,132
                                  -----------    -----------
Total issued                          121,673      1,803,170
Shares redeemed                       (60,533)      (899,534)
                                  -----------    -----------
Net increase                           61,140    $   903,636
                                  ===========    ===========

[FN]
++Commencement of Operations.



5. Commitments:
At November 30, 1996, the Fund had entered into foreign exchange contracts under which it agreed to purchase and sell various foreign currency with approximate values of $11,435,000 and $1,398,000, respectively.

6. Capital Loss Carryforward:
At November 30, 1996, the Fund had a net capital loss carry-forward of approximately $1,115,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On December 1, 1996, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.046195 per Class A Share and $.030288 per Class D Share, payable on December 30, 1996 to shareholders of record as of December 19, 1996.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Emerging Tigers Fund, Inc.
(formerly Emerging Tigers Fund, Inc.):

We have audited the accompanying statement of assets and lia-bilities, including the schedule of investments, of Merrill Lynch Emerging Tigers Fund, Inc. as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period March 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Emerging Tigers Fund, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 1997
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch Emerging Tigers Fund, Inc. during its taxable year ended November 30, 1996:
                                                Interest         Domestic       Foreign        Total      Foreign Taxes
                    Record        Payable     From Federal    Non-Qualifying     Source       Ordinary       Paid or
                     Date           Date      Obligations    Ordinary Income     Income        Income        Withheld
Class A Shares     12/29/95       1/12/96       $.000236         $.004775       $.006259      $.011270      $.036067


The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid. The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



PORTFOLIO INFORMATION (unaudited)


As of November 30, 1996

                                          Percent of
Ten Largest Equity Holdings               Net Assets

Berjaya Sports TOTO BHD                      4.7%
Public Bank BHD 'Foreign'                    3.7
United Overseas Bank Ltd.                    3.6
Singapore Press Holdings Ltd.                3.2
Arab-Malaysian Merchant Bank BHD             3.2
Renong BHD                                   3.0
Development Bank of Singapore Ltd.           3.0
DBS Land Ltd.                                2.9
P.T. Hanjaya Mandala Sampoerna               2.9
O.Y.L. Industries BHD                        2.7

EQUITY PORTFOLIO CHANGES (unaudited)


For the Quarter Ended November 30, 1996

Additions

Amway (Malaysia) Holdings BHD
China Resources Enterprise Ltd.
Housing Development Finance
 Corporation Ltd.
IFB Industries Ltd.
Malaysian Resources Corp. BHD
New World Infrastructure Ltd.
P.T. Davomas Abadi 'Foreign'
Shanghai Industrial Holdings Ltd.
Star Publications (Malaysia) BHD
Tenaga Nasional BHD
Timah Langat BHD
Tingyi (Cayman Islands) Holding Co.
Uniwide Holdings, Inc.


Deletions

Affin Holdings BHD
Dr. Reddy's Labs (GDR)
Genting BHD
O.Y.L. Industries BHD 'A' (New)
Siam City Bank Ltd.
Telekom Malaysia BHD



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863